Exhibit 99.1 Code of Conduct and Ethics

COLUMBIA BANCORP
EMPLOYEE CODE OF BUSINESS CONDUCT AND ETHICS

I. INTRODUCTION

 Columbia Bancorp (together with Columbia River Bank and their respective subsidiaries, the “Company”) requires officers and employees (collectively known as employees) to conduct business in an ethical manner and in compliance with applicable laws, rules and regulations.

This Code of Business Conduct and Ethics (the “Code”) governs the business decisions made and actions taken by the Company’s employees. The standards of conduct in this Code provide general guidance for resolving a variety of legal and ethical questions for employees, while the specific provisions of this Code attempt to describe certain foreseeable circumstances and to state the employee’s obligations in such event, it is impossible to anticipate all possibilities. Therefore, in addition to compliance with the Code and applicable laws, rules and regulations, all Company employees, are required to observe the highest standards of business and personal ethics while completing their assigned duties and responsibilities.

The integrity, reputation and profitability of the Company ultimately depend upon the individual actions of the Company’s employees, officers and directors. As a result, each is personally responsible and accountable for compliance with this Code. This Code is in addition to any other Company policies and/or agreements and is not intended to reduce or limit other obligations that you may have to the Company. The policies that support this Code and relate specifically to matters described herein include, but are not limited to, the Company’s Insider Trading and Confidentiality Policy and its Internal Complaint and Concern Policy Regarding reporting of unethical behavior or financial or accounting concerns. The employee handbook section of the bank’s internal manuals contains additional guidance on several issues discussed within this code that would apply to bank staff. There are also applicable laws and regulations that provide additional guidance for bank directors and officers.

II. COMPLIANCE PROCEDURES

A.	Administration of Code

The Company’s Board of Directors (the “Board”) shall be responsible for the content of the Code and for periodically reviewing the Code. The Board Audit Committee and the Board Governance Committee shall review the Code annually and shall recommend any changes to the Code that are deemed necessary or appropriate. This would include changes needed to encompass new business activities. The Board Audit Committee also shall review the Company’s performance in implementing and monitoring compliance with the Code on a periodic basis. The Code will be administered by the Company’s management, and the Chief Executive Officer, or his or her designee, may appoint individual employees (such as the Director of Risk Management or the Human Resource Director) to perform various ongoing administrative functions in connection with the Code, including responding to questions about the Code and circulating or otherwise communicating updates to the Code. Employees, Officers and Directors will be informed of these appointments and will be provided information regarding how to contact these designated employees.

B.	Communication of Policies

A copy of the Code shall be supplied to all employees, upon commencement of their association with the Company, and each such employee, will be required to sign a written acknowledgement of the same. Updates will be provided upon any change to the Code and in the event of material changes, all recipients of the code will be asked to sign a written acknowledgement of such material change. A copy of the Code is also available to all employees, officers and directors by requesting one from the human resources department or by accessing the Company’s website at www.columbiariverbank.com.

C.	Monitoring Compliance and Disciplinary Action

The Company’s management shall take reasonable steps from time to time to (i) monitor and audit compliance with the Code, including the establishment of monitoring and auditing systems that are reasonably designed to investigate and detect conduct in violation of the Code; (ii) provide periodic training; and (iii) when appropriate, impose and enforce appropriate disciplinary measures for violations of the Code. The disciplinary measures may include, but are not limited to, counseling, oral or written reprimands, warnings, probation or suspension with or without pay, demotions, reductions in salary, [and] termination of employment or service to the Company, [and restitution].

The Company’s management shall report periodically to the Board Audit Committee on these compliance efforts including, without limitation, regular reporting of alleged violations of the Code and the actions taken with respect to any such violation. The Board Audit Committee shall in turn report to the Board on a regular basis regarding the Company’s compliance efforts.

D.	Reporting Concerns/Receiving Advice

1.	Communication Channels

(i) Every employee must to act proactively by asking questions, seeking guidance and reporting suspected violations with respect to compliance with the Code, other policies and procedures of the Company, or any applicable government law, rule or regulation. If any employee believes that actions have taken place, may be taking place, or may be about to take place that violate or would violate the Code, he or she is obligated to bring the matter to the attention of the Company.

(ii) The best starting point for an employee seeking advice on ethics-related issues or reporting potential violations is either the Human Resource Director or the Director of Risk Management.

(iii) In the case of accounting, internal accounting controls or auditing matters, any concerns or questions about violations with respect to such matters should be directed to the Chairman of the Audit Committee. In addition, all employees, officers and directors are also required to respond honestly and candidly when dealing with the bank’s independent and internal auditors, regulators and attorneys.

(iv) The Company has established an anonymous employee “hotline” (the “Reporting Line”) for receipt of questions and reports of potential employee violations of the Code.

(v) Any employee may communicate with the Audit Committee by any of the following methods:

(a) In writing (which may be done anonymously), addressed to the Director of Human Resources, either by facsimile to 541-298-1671 or by U.S. mail to:

Director of Human Resources
Columbia Bancorp
401 E. Third Street, Suite 200
The Dalles, Oregon 97058

(b) By the use of the confidential EthicsPoint service that the Company uses to allow confidential reporting of issues or concerns. The EthicsPoint service can be assessed by computer by logging into their website address, http://www.ethicspoint.com, or by calling EthicsPoint at 1-866-384-4277. The contents of any message transmitted to EthicsPoint will not be provided to any employee of the Company or its subsidiaries, other than the Human Resource Director and the Director of Risk Management and if either of those individuals is named in the information provided, the message will not be transmitted to those individuals. In addition, a copy of the communication will be provided to the chair of the Company’s audit committee

(c) Employees may not use this compliance program in bad faith, or in a false or frivolous manner. Further, employees should not use the Reporting Line to report grievances not involving the Code, accounting or financial concerns or other ethics-related issues.

2.	Confidentiality; Anonymous Reporting; Retaliation

When reporting conduct suspected of violating the Code, the Company prefers that employees identify themselves in order to facilitate the Company’s ability to take appropriate steps to address the report, including conducting any appropriate investigation. If an employee wishes to remain anonymous, he or she may do so, and the Company will use reasonable efforts to protect the confidentiality of the reporting person subject to applicable law, rule or regulation or to any applicable legal proceedings.

If the report is filed anonymously, however, the Company may not have sufficient information to look into or otherwise investigate or evaluate the allegations. Accordingly, persons who make reports anonymously should endeavor to provide as much detail as is reasonably necessary to permit the Company to evaluate the matter(s) set forth in the anonymous report and, if appropriate, commence and conduct an appropriate investigation. The Company expressly forbids any retaliation against any employee who, acting in good faith, reports suspected misconduct. Any person who participates in any such retaliation is subject to disciplinary action, including termination.

E.	Investigating Violations

The Company’s audit committee, and Human Resource Director and Director of Risk Management shall develop and maintain a standard procedure for documenting all allegations received, evaluating and investigating the allegation and documenting the conclusions of that process. The Audit Committee shall receive a list of all such alleged violations and the outcome of the inquiry or investigation thereof on a quarterly basis and shall have access to all reports prepared regarding alleged violations of the Code.

F.	Waivers and Amendments

No waiver of any provisions of the Code for the benefit of an officer, or a director of the Company or, a member of the Company’s finance department shall be effective unless submitted to the Board Audit Committee and the Board Governance Committee and approved by the Board. Any waivers of the Code for other employees may only be made by the Company’s legal department. All amendments to the Code must be recommended by the Board Audit Committee and the Board Governance Committee for approval by the Board. Any such waivers or amendments shall be promptly disclosed on Form 8-K or as otherwise required by the Securities Exchange Act of 1934, as amended, and the rules thereunder.

III. STANDARDS OF CONDUCT

A.	Conflicts of Interest

The Company recognizes and respects the right of its employees and directors to engage in outside activities which they may deem proper and desirable, provided that employees and directors fulfill their obligations to act in the best interests of the Company and to avoid situations that present a potential or actual conflict between their personal interests and the Company’s interests.

A “conflict of interest” occurs when an employee’s or director’s personal interest interferes with the interests of the Company. Conflicts of interest may arise in many situations. They can arise when an employee or director takes an action or has an outside interest, responsibility or obligation that may make it difficult for him or her to perform the responsibilities of his or her position objectively and/or effectively in the best interests of the Company. They may also occur when an employee or director or his or her family member receives some improper personal benefit as a result of the employee’s or director’s position in the Company. Each individual’s situation is different and in evaluating his or her own situation, an employee will have to consider many factors. The bank’s employee handbook contains specific guidance on the issues of improper benefits, bribery and other conflict issues.

Specifically, employees, officers, directors, agents and attorneys of the Company are prohibited from (i) soliciting for themselves or for a third party (other than the Company itself) anything of value from anyone in return for any business, service or confidential information of the Company; and (ii) accepting anything of value (other than bona fide salary, wages and fees referred to in 18 U.S.C. 215(c)) from anyone in connection with the business of the Company, either before or after a transaction is discussed or consummated.

If there are any questions as to whether or not a specific act or situation presents, or appears to present, a conflict of interest, an employee should consult the Human Resource Director or the Director of Risk Management. Any material transaction or relationship that reasonably could be expected to give rise to a conflict of interest should be reported promptly to either of these officers, who shall notify the Board Audit Committee as he or she deems appropriate. Conflicts of interest involving these Officers should be disclosed directly to the Chairman of the Board Audit Committee.

B.	Compliance With Laws, Rules and Regulations

The Company seeks to conduct its business in compliance with both the letter and the spirit of applicable laws, rules and regulations. No employee shall engage in any unlawful activity, or instruct others to do so.

As an employee conducts the Company’s business, he or she may encounter a variety of legal issues. If employees have questions on specific laws, rules or regulations they should contact the legal department.

C.	Fair Dealing

Employees and directors must deal fairly with the Company’s customers, suppliers, competitors and employees on behalf of the Company. No employee should take unfair advantage of another through manipulation, concealment, abuse of privileged or confidential information, misrepresentation of material facts, or any other unfair dealing practice.

Whenever the ethical or legal requirements of a situation are unclear, employees are encouraged to contact their supervisor (if applicable) or the Human Resource Director or the Director of Risk Management.

D.	Protection and Proper Use of Company Assets; Corporate Opportunities

Employees and directors are required to protect the Company’s assets entrusted to them and to protect the Company’s assets in general. Employees and directors shall ensure that Company assets are used only for legitimate business purposes consistent with the Company’s guidelines. Loss, theft and misuse of Company assets have a direct impact on the Company’s profitability.

Each employee and director is further prohibited from (i) diverting to himself or herself or to others any opportunities that are discovered through the use of Company property or information or as a result of his or her position with the Company unless such opportunity has first been presented to, and rejected by, the Company, (ii) using Company property or information or his or her position for personal gain, or (iii) competing with the Company. Employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

Any questions concerning the protection and proper use of Company assets or regarding corporate opportunity matters should be directed to the Human Resource Director or the Director of Risk Management.

E.	Confidentiality

Confidential information generated and gathered in the Company’s business plays a vital role in the Company’s business, prospects and ability to compete. “Confidential information” includes all non-public information that might be of use to competitors or harmful to the Company or its customers if disclosed. Employees are required not to refrain from disclosing or distributing confidential information, except when authorized by the Company or required by applicable law, rule or regulation or by an applicable legal proceeding. Employees shall use confidential information solely for legitimate Company purposes. Upon leaving the Company, employees must return all confidential and/or proprietary information of the Company in their possession.

If an employee has any questions concerning whether information in his or her possession is confidential, or whether disclosure or other use of information is permissible, he or she should consult the Human Resource Director or Director of Risk Management.

Furthermore, employees must adhere to administrative, technical and physical safeguards that the Company has implemented for handling sensitive customer information, as required by the Gramm-Leach-Bliley Act (GLBA) of 1999.

F.	Accuracy of Records; Quality of Public Disclosures

The Company is committed to maintaining the integrity, accuracy and reliability of the Company’s books, records and financial statements. No transaction may be entered into with the intent to document or record it in a deceptive manner, and no false or artificial documentation or book entry is to be made for any transaction. Similarly, all funds, assets and transactions must be accurately recorded on the appropriate books and records in the Company.

The Company is committed to providing its shareholders, employees and other interested public and private groups with complete and accurate information about the Company’s financial condition and results of operations in accordance with the securities laws of the United States. The Company strives to ensure that the reports and documents it files with or submits to the Securities and Exchange Commission, and other public communications made by Company, include fair, timely and understandable disclosure. The Company’s senior management shall be primarily responsible for monitoring the Company’s public disclosure.

COLUMBIA BANCORP
Code of Ethics Policy Statement

In accordance with the Code of Ethics Policy adopted by the Board of Directors of Columbia Bancorp (together with its subsidiaries, the “Company”) during the period in which I am a director, executive officer or member of the financial management team of the Company, I will:

•	Deal in an honest and ethical manner, in all actual or apparent conflicts of interest between personal and professional relationships;

•
Provide complete, timely, fair, accurate, and understandable disclosures in all public communications made by the Company, and in all reports and documents that the Company files with, or submits to, including State or Federal regulatory agencies and the Securities Exchange Commission;

•	Comply with all applicable governmental laws, rules and regulations;

•	Promptly report any internal Code of Ethics Policy violations to those identified above in this Code of Ethics Policy; and

•	Accept accountability for Code of Ethics Policy compliance.

EXECUTED on this 19th day of September 2008.

Charles F. Beardsley
Rich E. Betz
William Booth
Lori Boyd
Dennis L. Carver
Roger L. Christensen
Terry L. Cochran
Jim Doran
Jean McKinney
Donald Mitchell